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                                                 December 15, 1999


Michael J. Philippe
2712 West 40th Street
Minneapolis, MN 55410


         RE:   Amendment to Employment Agreement

Dear Mike:

This letter amends and modifies your Employment Agreement dated June 17, 1997. The Board of Directors at its meeting on September 15, 1999, approved a relocation package for you which provides:

     (i)   A $50,000 bonus payable upon moving to Sioux Falls,

     (ii)  Expenses of selling your current home (grossed up for taxes),

     (iii) Expenses of moving to Sioux Falls,

     (iv)  Payment, if you are terminated, of the lesser of

           (a) the sum expenses of selling your home in Sioux Falls, and the loss of equity on his home in Sioux Falls, if any (grossed up for income taxes), or

           (b)  $100,000 (grossed up for income taxes), and

     (v)   an extension of your term agreement through June 30, 2002.

Except as modified by this letter, your Employment Agreement continue to govern all aspects of your employment.

                                    Sincerely,



                                    Kevin T. Riordan
                                    President

AGREED AND ACCEPTED:


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Michael J. Philippe